EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of September 24, 1999, by and between The Hain Food Group, Inc., a Delaware corporation (the "Company"), and Earth's Best, Inc., an Idaho corporation (the "Purchaser").

                              W I T N E S S E T H :

     WHEREAS, upon the terms and subject to the conditions of a Securities Purchase Agreement between the parties hereto dated September 24, 1999 (the "Purchase Agreement"), the Company has agreed to issue and sell to the Purchaser 2,837,343 shares (the "Investment Shares") of common stock of the Company, par value $.01 per share (the "Common Stock");

     WHEREAS, upon the terms and subject to the conditions of an Asset Purchase and Sale Agreement by and among the parties hereto and H.J. Heinz Company dated September 24, 1999 (the "Acquisition Agreement"), the Company has agreed to issue to the Purchaser 670,234 additional shares of Common Stock (the "Acquisition Shares" and, together with the Investment Shares, the "Shares"); and

     WHEREAS, to induce the Purchaser to execute and deliver the Purchase Agreement and the Acquisition Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute and rules (collectively, the "Securities Act"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     (a) As used in this Agreement, the following terms shall have the following meanings:

          (i) "Effective Date" means the date of execution of this Agreement and the Purchase Agreement.

          (ii) "Existing Warrantholders" means holders of warrants to purchase Common Stock outstanding on the Effective Date.


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          (iii) "Investor's Agreement" means the Investor's Agreement between the parties hereto dated the date hereof.

          (iv) "Lock-up Period" means the period commencing on the Closing Date (as defined in the Purchase Agreement) and ending the earlier of (I) eighteen months thereafter and (II) the occurrence of a Significant Corporate Event (as defined in the Investor's Agreement).

          (v) "Person" shall mean an individual, partnership, limited liability company, joint venture, corporation, trust or unincorporated organization or any other similar entity.

          (vi) "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

          (vii) "Registrable Shares" means (i) the Investment Shares, if and when issued in accordance with the Purchase Agreement and (ii) the Acquisition Shares, if and when issued in accordance with the Acquisition Agreement, and including any New Securities (as defined in the Investor's Agreement) purchased by the Purchaser in accordance with Article V of the Investor's Agreement and any other shares of Common Stock hereinafter acquired by the Purchaser, but excluding (i) any Registrable Shares sold by a person in a transaction in which such person's registration rights are not assigned, (ii) any Registrable Shares sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act and
     (iii) any Registrable Shares eligible for resale without volume restrictions under Rule 144(k) of the Securities Act.

          (viii) "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Shares), (iii) all printing expenses,
     (iv) all fees and expenses incurred in connection with the listing of the Registrable Shares on the National Market System of The Nasdaq Stock Market, Inc., (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or in-


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cident to such performance and compliance and the reasonable fees of any special experts retained in connection with the requested registration, (vi) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special expert retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any.

          (ix) "Registration Statement" means a registration statement of the Company under the Securities Act.

          (x) "SEC" means the Securities and Exchange Commission.

          (xi) "Significant Corporate Event" shall have the meaning ascribed thereto in the Investor's Agreement.

     (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

                                   ARTICLE II

                                  REGISTRATION

     2.1 (a) Demand Registration. At any time on or after the expiration of the Lock-up Period, the Purchaser may make a written request for registration under the Securities Act of all or a part of its Registrable Shares (a "Demand Registration"). Subject to the conditions set forth in Section 2.3 hereof, within 45 days of the receipt of such written request for a Demand Registration, the Company shall file with the SEC and use its best efforts to cause to become effective under the Securities Act a Registration Statement with respect to such Registrable Shares. Any such request will specify the number of Registrable Shares proposed to be sold (the "Included Shares") and will also specify the intended method of disposition thereof; provided that, if such demand occurs during the "lock up" or "black out" period (not to exceed 90 days) imposed on the Company pursuant to any underwriting or purchase agreement relating to an underwritten Rule 144A or registered public offering of Common Stock or other securities exerciseable for, or convertible or exchangeable into, Common Stock, the Company shall file such demand registration statement prior to the end of such "lock up" or "black out" period, in which event the Company will use its best efforts to cause such Demand Registration statement to become effective no later than 45 days after the end of such "lock up" or "black out" period. Subject to Section 2.1(b) hereof, the Company shall be required to register Registrable Shares pursuant to this Section 2.1(a) on no more than two occasions and each such registration shall be separated by at least nine months.


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     Without the written consent of the Purchaser, no other securities of the
Company except securities held by the Purchaser and any Person entitled to exercise "piggy-back" registration rights (including the Existing
Warrantholders) pursuant to contractual commitments of the Company shall be included in a Demand Registration.

     (b) Effective Registration. A Registration Statement will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the SEC and the Company has complied in a timely manner and in all material respects with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has become effective, the offering of Registrable Shares pursuant to such Registration Statement is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency or court that prevents, restrains or otherwise limits the sale of Registrable Shares pursuant to such Registration Statement for any reason not attributable to the Purchaser and such Registration Statement has not become effective within a reasonable time period thereafter (not to exceed 30 days), such Registration Statement will be deemed not to have been effective. If
(i) a registration requested pursuant to this Section 2.1 is deemed not to have been effective or (ii) a Demand Registration does not remain effective under the Securities Act until at least the earlier of (A) an aggregate of 180 days after the effective date thereof or (B) the consummation of the distribution by the Purchaser of all of its Registrable Shares covered thereby, then such registration shall not constitute one of the two Demand Registrations provided for under Section 2.1(a) and the Company shall continue to be obligated to effect such registration or registrations pursuant to this Section 2.1. For purposes of calculating the 180-day period referred to in the preceding sentence, any period of time during which such Registration Statement was not in effect shall be excluded.

     (c) Priority in Demand Registration. If the managing underwriter or underwriters of an underwritten Demand Registration have informed, in writing, the Company that in such underwriter's or underwriters' opinion the total number of securities which the Purchaser and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, including the price at which such securities can be sold, then the Registration Statement relating to such offering shall include only such amount of securities which the underwriter or underwriters have so advised should be included in such registration. In such event, the amount of Registrable Shares to be offered for the account of the Company and all Persons other than the Purchaser shall been reduced to zero.

     (d) Designation of Managing Underwriter. In connection with any Demand Registration, the Purchaser may designate the managing underwriter or underwriters, which shall be reasonably acceptable to the Company.


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     (e) Expenses. The Company shall pay all Registration Expenses in connection with the first Demand Registration of Registrable Shares pursuant to Section 2.1 (and any registration deemed not to be a Demand Registration in accordance with Section 2.1(b)) and the Purchaser shall pay all Registration Expenses in connection with the second Demand Registration of Registrable Shares pursuant to this Section 2.1.

     2.2 (a) Piggy-Back Registration. If at any time following the Lock-up Period, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its securityholders of any class of its common equity securities (other than (i) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC), (ii) a Registration Statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders or (iii) a Demand Registration), then the Company shall give written notice of such proposed filing to the Purchaser as soon as practicable (but in no event less than 30 days before the anticipated filing date), and such notice shall offer the Purchaser the opportunity to register such number of shares of Registrable Shares as the Purchaser may request in writing within 20 days after receipt of such written notice from the Company (which request shall specify the Registrable Shares intended to be disposed of by the Purchaser and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its best efforts to keep such Piggy-Back Registration continuously effective under the Securities Act until the earlier of (A) an aggregate of 180 days after the effective date thereof or
(B) the consummation of the distribution by the Purchaser of all of the Registrable Shares covered thereby. If such registration is pursuant to an underwritten offering, the Company shall use its best efforts to cause the managing underwriter or underwriters of such proposed offering to permit the Registrable Shares requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Shares in accordance with the intended method of distribution thereof. The Purchaser shall have the right to withdraw its request for inclusion of its Registrable Shares in any Registration Statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective or the Company may elect to delay the registration; provided, however, that the Company shall give prompt written notice thereof to the Purchaser.

     No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligations to effect a registration upon the request of the Purchaser pursuant to Section 2.1 hereof, and no failure to effect a registration under this
Section 2.2 and to complete the sale of Registrable Shares registered


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thereunder in connection therewith shall relieve the Company of any other obligation under this Agreement.

     (b) Priority in Piggy-Back Registration. In a registration pursuant to
Section 2.2(a) hereof involving an underwritten offering in which the Purchaser has requested to participate in accordance with Section 2.2(a), if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Purchaser that in such underwriter's or underwriters' opinion the total number of securities which the Company, the Purchaser and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event: (x) in cases initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities which the Company proposes to register, (ii) second, the securities which have been requested to be included in such registration by the Purchaser pursuant to this Agreement and by the Existing Warrantholders (pro rata based on the amount of securities sought to be registered by such Persons) and (iii) third, provided that no securities sought to be included by the Purchaser and the Existing Warrantholders have been excluded from such registration, the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such Persons); and (y) in cases not initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering as follows: (i) first, the securities of any Person whose exercise of a "demand" registration right pursuant to a contractual commitment of the Company is the basis for the registration, (ii) second, the securities requested to be included in such registration by the Purchaser pursuant to this Agreement and by the Existing Warrantholders (pro rata based on the total amount of securities sought to be registered by such Persons) and (iii) third, securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments (pro rata based on the amount of securities sought to be registered by such Persons) and (iv) fourth, the securities which the Company proposes to register.

     If, as a result of the provisions of this Section 2.2(b), the Purchaser shall not be entitled to include all Registrable Shares in a Piggy-Back Registration that the Purchaser has requested to be included, the Purchaser may elect to withdraw its request to include Registrable Shares in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, the Purchaser shall no longer have any right to include Registrable Shares in the registration as to which such Withdrawal Election was made.


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     (c) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Shares requested pursuant to this Section 2.2.

                                  ARTICLE III
                           OBLIGATIONS OF THE COMPANY

     In connection with the registration of the Registrable Shares, the Company shall have the following obligations:

     (a) Once declared effective, the Company shall use its commercially reasonable efforts to keep each Registration Statement effective pursuant to Rule 415 at all times for the applicable period specified in Sections 2.1(b) and 2.2(a) (the "Registration Period").

     (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares of the Company covered by such Registration Statement .

     (c) The Company shall furnish to the Purchaser such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of the Registrable Shares owned by the Purchaser.

     (d) The Company shall use commercially reasonable efforts to register and qualify the Registrable Shares covered by each Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Purchaser may reasonably request and maintain such registrations and qualifications in effect at all times during the Registration Period; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) make any change in its certificate of incorporation or bylaws.

     (e) In the event that, in the reasonable judgment of the Company, it is advisable to suspend use of the prospectus relating to a Registration Statement for a discrete period of time (a "Deferral Period") due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to the Company, the Company shall deliver a notice in writing, to the Purchaser, to the effect of the foregoing (but in no event shall the Company be


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obligated to disclose to the Purchaser the facts and circumstances giving rise to the foregoing) and, upon receipt of such notice, the Purchaser agrees not to dispose of any Registrable Shares covered by such Registration Statement (other than in transactions exempt from the registration requirements under the Securities Act) until the Purchaser is advised in writing by the Company that use of the prospectus may be resumed; provided, however, that the aggregate number of days in any such Deferral Period or Deferral Periods shall be no more than 90 in any 12-month period.

     (f) In a registration involving an underwritten offering, the Company shall cause senior management of the Company to participate in "road shows" relating to any offering of Registrable Shares, as reasonably requested by the managing underwriter or underwriters of such offering; provided, no such road show shall last more than 10 consecutive business days.

     (g) In a registration involving an underwritten offering, the Company will enter into customary agreements (including an underwriting agreement in customary form) (in the judgment of its counsel) and take such other actions as are reasonably required (in the judgment of its counsel) in order to expedite or facilitate the sale of such Registrable Shares.

     (h) In a registration involving an underwritten offering, the Company shall furnish to each underwriter a signed counterpart, addressed to such underwriter, of an opinion or opinions of counsel to the Company and a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the managing underwriter reasonably requests.

                                   ARTICLE IV

                          OBLIGATIONS OF THE PURCHASER

     In connection with the registration of the Registrable Shares, the Purchaser shall have the following obligations:

     (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Purchaser shall furnish to the Company such information regarding itself, the Registrable Shares held by it and the intended method of disposition of the Registrable Shares held by it as shall be required to effect the registration of such Registrable Shares and shall execute such documents in connection with such registration as the Company may reasonably request.


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     (b) The Purchaser, by acceptance of the Registrable Shares, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Purchaser has notified the Company in writing of the Purchaser's election to exclude the Registrable Shares from the Registration Statement.

     (c) For any offer or sale of any of the Registrable Shares under a Registration Statement by the Purchaser in a transaction that is not exempt under the Securities Act, the Purchaser, in addition to complying with any other federal securities laws, shall deliver a copy of the final prospectus (together with any amendment of or supplement to such prospectus) of the Company covering the Registrable Shares, in the form furnished to the Purchaser by the Company, to the purchaser of any of the Registrable Shares on or before the settlement date for the purchase of such Registrable Shares.

     (d) The Company shall promptly notify the Purchaser of (1) the existence of any fact or the happening of any event as a result of which the prospectus included in a Registration Statement, as such Registration Statement is then in effect, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (2) the issuance by the SEC of any stop order or injunction suspending or enjoining the use or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, or the taking of any similar action by the securities regulators of any state or other jurisdiction, or (3) the request by the SEC or any other federal or state governmental agency for amendments or supplements to a Registration Statement or related prospectus or for additional information related thereto. Upon receipt of any such notice, the Purchaser shall forthwith discontinue disposition of its Registrable Shares covered by such Registration Statement or related prospectus (other than in transactions exempt from the registration requirements under the Securities Act) until receipt of the supplemented or amended prospectus or until the Purchaser is advised in writing by the Company that the use of the applicable prospectus may be resumed, and, if so directed by the Company, the Purchaser shall deliver to the Company or destroy (and deliver to the Company a certificate of destruction) all copies in the Purchaser's possession (other than permanent file copies), of the prospectus covering such Registrable Shares current at the time of receipt of such notice. In such a case, subject to Section 3(e), the Company shall as promptly as reasonably practicable (i) prepare an amendment to correct or update the prospectus, (ii) use its commercially reasonable efforts to remove the impediments referred to in subclause (2) above, or (iii) comply with the requests referred to in subclause (3) above. In the event the Company shall give such notice, the Company shall extend the applicable Registration Period by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to Pur-


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chaser such supplemental or amended prospectus or the Company shall notify the
Purchaser that the use of the applicable prospectus may be resumed.

                                   ARTICLE V

                                 INDEMNIFICATION

     In the event any Registrable Shares are included in a Registration Statement under this Agreement:

     (a) Indemnification by the Company. To the extent permitted by law, the Company will indemnify and hold harmless the Purchaser, its directors, officers, employees and representatives and each person who controls the Purchaser within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any (each, an "Indemnified Person"), against any joint or several losses, claims, damages or liabilities to third parties (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Shares (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the provisions set forth in
Section 5(c), the Company shall reimburse promptly the Indemnified Person for any legal fees or other expenses as and when reasonably incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior writ-


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ten consent of the Company, which consent shall not be unreasonably withheld;
and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it.

     (b) Indemnification by the Purchaser. In connection with any Registration Statement in which the Purchaser is participating, the Purchaser agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 5(a), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees representatives and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such Claim arises out of or is based upon any Violation by such Purchaser, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use in connection with such Registration Statement; and subject to Section 5(c) the Purchaser will reimburse any legal or other expenses reasonably incurred by it in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld; provided, further, however, that the Purchaser shall be liable under this Agreement (including this Section 5(b) and Section 6) for only that amount as does not exceed the gross proceeds to the Purchaser as a result of the sale of Registrable Shares pursuant to such Registration Statement. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

     (c) Notices of Claims, Etc. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 5 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party upon the request of the Indemnified Person or Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Person or the Indemnified Party

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                                      -12-


(which consent shall not be unreasonably withheld), as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel (in addition to any local counsel) for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by the Purchaser, if the Purchaser is entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 5.

     (d) Contribution. If the indemnity provided for in the foregoing paragraphs of this Section 5 is unavailable or insufficient for any reason to hold harmless an Indemnified Person or Indemnified Party in respect of any Claim referred to therein, then the indemnifying party, in lieu of indemnifying such Indemnified Person or Indemnified Party, agrees to contribute to the amount paid or payable by such Indemnified Person or Indemnified Party as a result of such Claim in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the Indemnified Person or Indemnified Party, as the case may be, on the other hand from the sale of securities under such registration statement or, if the foregoing allocation is not permitted by applicable law, in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party on the one hand and the Indemnified Person or Indemnified Party, as the case may be, on the other hand from the sale of securities under such registration statement, (ii) the relative fault of the indemnifying party on the one hand and the Indemnified Person or Indemnified Party on the other hand in connection with the statements, actions or omissions which resulted in such Claim and (iii) any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the Indemnified Person or Indemnified Party on the other hand (i) in the case of an untrue or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact, shall be determined by reference to, among other things, whether such statement or omission relates to information supplied by the indemnifying party or by the Indemnified Person or Indemnified Party respectively and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and
(ii) in the case of any other action or omission, shall be determined by reference to, among other things, whether such action or omission was taken or omitted to be taken by the indemnifying party or the Indemnified Person or Indemnified Party respec-tively and the parties' relative intent, knowledge, access to information and opportunity to prevent such action or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentences. The amount paid or payable by the Indemnified Person or Indemnified Party as a result of the Claims referred to in such sentences shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person or Indemnified Party in connection with investigating, preparing to defend or defending any such Claim.

     (e) Non-Exclusivity. The obligations of the parties under this Section 5 shall be in addition to any liability which any party may otherwise have to any other party.

                                   ARTICLE VI

                               GENERAL PROVISIONS

     (a) Registered Holder. A person or entity is deemed to be a holder of Registrable Shares whenever such person or entity owns of record such Registrable Shares. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Shares, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Shares.

     (b) Successor, Assigns and Transferees. This Agreement shall not be assignable or otherwise transferable by a party without the prior consent of the other parties, and any attempt to so assign or otherwise transfer this Agreement without such consent shall be void and of no effect. This Agreement shall be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their successors and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

     (c) Amendment and Waiver. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by an instrument in writing, signed by the party against which enforcement of such amendment, discharge, waiver or termination is sought.

     (d) No Failure or Delay. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

     (e) Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, sent by facsimile or mailed by certified or registered mail; return receipt requested, addressed as follows:

If to the Purchaser, to:      Earth's Best, Inc.
                              c/o H.J. Heinz Company
                              1062 Progress Street
                              Pittsburgh, PA 15230
                              Telecopier No.: (412) 237-3523
                              Attention:  Francis W. Daily, Jr.

with a copy to:               H.J. Heinz Company
                              600 Grant Street
                              Pittsburgh, PA  15219
                              Telecopier No.:  (412) 4566102
                              Attention: Vice President - Legal Affairs


If to the Company, to:        The Hain Food Group, Inc.
                              50 Charles Lindbergh Boulevard
                              Uniondale, NY  11553
                              Telecopier No.:  (516) 237-6240
                              Attention:  President

with a copy to:               Cahill Gordon & Reindel
                              80 Pine Street
                              New York, New York  10005
                              Telecopier No.: (212) 269-5420
                              Attention:  Roger Meltzer, Esq.

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others. All notices, requests, consents and other communications hereunder shall be deemed to have been duly given or served on the date on which personally delivered or on the date actually received, with receipt acknowledged.

     (f) Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

     (g) Entire Agreement. This Agreement, the Purchase Agreement, the Acquisition Agreement and the Investor's Agreement constitute the sole and entire agreement of the parties with respect to the subject matter hereof and supersede any and all prior or contemporaneous agreements, discussions, representations, warranties or other communications.

     (h) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (i) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

     (j) Termination. This Agreement shall terminate and be of no further force or effect when there shall not be any Registrable Shares, except Sections 5 and 6(f) and (g) shall survive any such termination.

     (k) Headings. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provisions of this Agreement.

     IN WITNESS WHEREOF, the Company and the Purchaser have caused this Agreement to be duly executed as of the date first above written.

                            THE HAIN FOOD GROUP, INC.



                            By:    /s/ Irwin D. Simon
                                  ------------------------------
                                  Name:  Irwin D. Simon
                                  Title: President and
                                         Chief Executive Officer


                            EARTH'S BEST, INC.


                            By:    /s/ Robert Yoshida
                                  -----------------------------
                                  Name:  Robert Yoshida
                                  Title: President